SEGALL BRYANT & HAMILL
                             ----------------------
                                  Mid Cap Fund





                                     [LOGO]





                               Semi-Annual Report
                                October 31, 2000

                       SEGALL BRYANT & HAMILL MID CAP FUND


December 5, 2000

Dear Fellow Shareholder:

     For the one-year period ending October 31, 2000, the Segall Bryant & Hamill Mid Cap Fund's total return at NAV was 33.80 percent. This compares to the performance of the Russell Mid Cap Index of 23.46 percent. Year-to-date through October 31, 2000, the Fund returned 21.27 percent and the Russell Mid Cap Index returned 10.54 percent.

     As we communicated to you in the past, we feel that the opportunity for investing in the mid capitalization tier of the market is as attractive as it has been in the past decade. We believe that we can find companies in this area of the market that meet our investment criteria and offer good value. Although we are focusing on smaller companies, the criteria which we use to select them remains unchanged: consistently high return on invested capital (ROI), double digit earnings growth and high levels of free cash flow. We continue to be owners of stocks and not renters, focusing on the long-term intrinsic value of their businesses.

     Over the past year, especially in the first quarter of 2000, there has been a dramatic shift in the investment landscape. Several issues are worth mentioning. First, the speculation that drove the IPO market to unprecedented levels came to an end, as the market became more rational and started to focus on companies that have viable business models. Secondly, the mid capitalization tier of the market started to perform much better, due to a combination of valuation and better relative earnings growth. Although mid cap stocks have done well over the past year, the fundamental outlook is still strong. Mid cap stocks currently sell at a 30% valuation discount to the largest 100 equities in the market; historically they have traded at a premium.

     The Fund's outperformance of the Russell Mid Cap Index over the past year is a combination of several factors. During the first quarter, we increased our exposure in several technology stocks that had been depressed due to Y2K fears. Most of these investments were in computer service stocks such as payroll and credit card processors, wireless billing companies and outsourcing. These stocks tend to have recurring revenue bases and perform well in volatile markets. Secondly, as the economy started to slow, investors gravitated towards companies that have more consistent earning growth. These "high quality" companies tend to perform well in volatile investing environments. This volatile environment should continue to drive the market throughout the balance of the year as investors come to grip with slower earnings growth rates and the realization that 20% annual returns in the equity markets are not guaranteed.

                       SEGALL BRYANT & HAMILL MID CAP FUND


     Our outlook for the economy is for slower growth in 2001; this is a change from our former outlook of continued strength. The Fed's effort to slow the economy has worked, and may have gone too far. Over the past few months, the U.S. economy has started to slow dramatically, raising the possibility of a fed EASING sometime early in 2001.

     Our focus on high ROI mid capitalization stocks has led us to invest in very solid companies that operate in unique industry settings. This strategy leads us to concentrate the Fund on the growth segments of the economy such as health care, technology and finance. We will tend to be overweighted in these sectors and focus less on the more cyclical sectors of the market.

     By focusing on mid cap growth companies with reasonable valuations, we believe that our shareholders will benefit from both the attractive valuation levels of this sector of the market and owning high quality growth companies.


/s/ David P. Kalis

David P. Kalis, CFA


Past performance is not indicative of future performance. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment.

The Russell Mid Cap Index measures the performance of the 800 smallest companies contained within the largest 1,000 companies of the Russell 3,000 Index - An Index which represents approximately 98% of the investable U.S. equity market. An Index does not incur expenses and is not available for investment.

                       SEGALL BRYANT & HAMILL MID CAP FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares     COMMON STOCKS: 97.33%                                   Market Value
--------------------------------------------------------------------------------
            ADVERTISING: 1.17%
   3,500    Catalina Marketing Corporation......................    $   137,375
                                                                    -----------
            ADVERTISING AGENCIES: 2.49%
   6,850    The Interpublic Group of Companies, Inc.*...........        294,122
                                                                    -----------
            BROADCASTING-MEDIA: 2.32%
   7,150    Univision Communications Inc........................        273,488
                                                                    -----------
            COMMERCIAL BANKS - EASTERN U.S.: 2.11%
  10,867    Charter One Financial, Inc.*........................        249,262
                                                                    -----------
            COMMERCIAL BANKS - MIDWEST U.S.: 2.07%
   4,050    Comerica Incorporated...............................        244,266
                                                                    -----------
            COMPUTER SERVICES: 16.36%
   4,800    Affiliated Computer Services, Inc.*.................        267,300
   9,300    Ceridian Corp.*.....................................        232,500
   4,300    Computer Sciences Corporation*......................        270,900
   9,500    Concord  EFS,  Inc.*................................        392,469
   7,250    Convergys Corporation...............................        315,828
   8,800    SunGard Data Systems Inc.*..........................        449,900
                                                                    -----------
                                                                      1,928,897
                                                                    -----------
            COMPUTER SOFTWARE: 3.83%
   8,000    Computer Associates International, Inc..............        255,000
   3,300    Rational Software Corporation.......................        196,969
                                                                    -----------
                                                                        451,969
                                                                    -----------
            CONSUMER PRODUCTS - MISCELLANEOUS: 1.73%
  13,800    Rayovac Corporation.................................        203,550
                                                                    -----------
            DIVERSIFIED MANUFACTURING: 3.20%
   7,200    Littlefuse, Inc.*...................................        208,800
   3,600    Mettler-Toledo International Inc....................        168,075
                                                                    -----------
                                                                        376,875
                                                                    -----------
4

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
            ELECTRONIC - INSTRUMENTS: 3.82%
   5,000    National Instruments Corporation*...................        233,438
   1,850    PE Corporation - PE Biosystems Group................        216,450
                                                                    -----------
                                                                        449,888
                                                                    -----------
            ELECTRONICS: 3.33%
   4,751    Molex Incorporated..................................        186,774
   1,800    Sanmina Corporation*................................        205,763
                                                                    -----------
                                                                        392,536
                                                                    -----------
            ELECTRONICS - SEMI: 3.66%
   4,400    Altera Corporation..................................        180,125
   3,900    Linear Technology Corporation.......................        251,794
                                                                    -----------
                                                                        431,919
                                                                    -----------
            FINANCIAL GUARANTEE INSURANCE: 3.64%
   6,300    MGIC Investment Corporation*........................        429,188
                                                                    -----------
            HC - DRUGS: 1.99%
   2,900    ALZA Corporation*...................................        234,719
                                                                    -----------
            IDENTIFICATION SYSTEMS / DEVICES: 2.86%
   7,425    Symbol Technologies, Inc............................        337,373
                                                                    -----------
            INSURANCE-LIFE: 2.29%
   3,700    AFLAC Incorporated..................................        270,331
                                                                    -----------
            LIFE / HEALTH INSURANCE: 1.81%
   9,250    Protective Life Corporation.........................        213,906
                                                                    -----------
            MANUFACTURE - DIVERSE: 4.29%
  10,400    Gentex Corporation*.................................        257,400
   6,900    Graco Inc...........................................        247,969
                                                                    -----------
                                                                        505,369
                                                                    -----------
            MEDICAL INSTRUMENTS: 2.01%
   6,550    Biomet, Inc.........................................        237,028
                                                                    -----------

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
            OFFICE SUPPLIES AND FORMS: 2.46%
   5,750    Avery Dennison Corporation*.........................        290,375
                                                                    -----------
            OIL - EXPLORATION & PRODUCTION: 1.67%
   3,850    Stone Energy Corporation............................        197,120
                                                                    -----------
            OIL & GAS / REFINE & MARKET: 2.03%
   6,550    Santa Fe International Corporation..................        239,075
                                                                    -----------
            PERSONAL CARE: 2.68%
   6,800    The Estee Lauder Companies Inc......................        315,775
                                                                    -----------
            RETAIL - DISCOUNT: 6.29%
   8,100    BJ's Wholesale Club, Inc.*..........................        266,794
  12,787    Dollar General Corporation..........................        198,199
   5,100    Kohl's Corporation..................................        276,356
                                                                    -----------
                                                                        741,349
                                                                    -----------
            RETAIL-DRUG: 2.29%
   5,100    CVS Corporation.....................................        269,981
                                                                    -----------
            SERVICES - COMMERCIAL: 6.90%
   6,750    Cintas Corporation*.................................        313,031
   6,500    DeVry Inc.*.........................................        240,094
   6,650    Ecolab Inc..........................................        260,597
                                                                    -----------
                                                                        813,722
                                                                    -----------
            SERVICES - INTERNATIONAL: 1.94%
   7,500    Robert Half International Inc.......................        228,750
                                                                    -----------
            TELECOM EQUIPMENT: 1.66%
   9,170    ADC Telecommunications, Inc.........................        196,009
                                                                    -----------
            TELEPHONE: 2.58%
   7,900    CenturyTel, Inc.....................................        304,150
                                                                    -----------

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
            TRANSPORTATION: 1.86%
   4,000    C.H. Robinson Worldwide, Inc.*......................        218,750
                                                                    -----------
            Total Common Stocks (Cost $9,546,020+)..............     11,477,115
                                                                    -----------

Principal
 Amount     SHORT-TERM INVESTMENTS: 5.95%                           Market Value
--------------------------------------------------------------------------------
$701,410    Firstar Stellar Treasury Fund.......................    $   701,410
                                                                    -----------
            Total Investments in Securities
              (Cost $10,247,430): 103.28%.......................     12,178,525
            Liabilities in Excess of Other Assets: (3.28%)......       (386,856)
                                                                    -----------
            Total Net Assets: 100%..............................    $11,791,669
                                                                    ===========

* Non-income producing security.

+ Gross unrealized appreciation and depreciation of securities is as follows:

            Gross unrealized appreciation.......................    $ 2,291,246
            Gross unrealized depreciation.......................       (360,152)
                                                                    -----------
                Net unrealized appreciation.....................    $ 1,931,094
                                                                    ===========

See accompanying Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND


STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost $10,247,430)...............................    $12,178,525
  Receivables
    Due from Advisor............................................             21
    Dividends and interest......................................          4,545
    Fund shares sold............................................          1,875
  Prepaid expenses .............................................          1,566
                                                                    -----------
      Total assets..............................................     12,186,532
                                                                    -----------
LIABILITIES
  Payables
    Administration fees.........................................          2,548
    Distribution fees...........................................          1,468
    Fund shares repurchased.....................................            300
    Securities purchased........................................        365,661
  Accrued expenses..............................................         24,886
                                                                    -----------
      Total liabilities.........................................        394,863
                                                                    -----------
NET ASSETS......................................................    $11,791,669
                                                                    ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$ 11,791,669/ 733,425 shares outstanding; unlimited
  number of shares (par value $0.01) authorized]................    $     16.08
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital...............................................    $ 8,422,585
  Accumulated net investment loss...............................        (43,529)
  Accumulated net realized gain on investments..................      1,481,519
  Net unrealized appreciation on investments ...................      1,931,094
                                                                    -----------
  Net assets....................................................    $11,791,669
                                                                    ===========

See accompanying Notes to Financial Statements.

                 SEGALL BRYANT & HAMILL MID CAP FUND


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends...................................................    $    18,368
    Interest....................................................         15,843
                                                                    -----------
         Total income...........................................         34,211
                                                                    -----------
  Expenses
    Advisory fees (Note 3)......................................         41,584
    Administration fees (Note 3)................................         15,123
    Distribution fees (Note 4)..................................         13,861
    Professional fees...........................................         13,519
    Fund accounting fees........................................          9,075
    Registration fees...........................................          7,914
    Transfer agent fees.........................................          6,554
    Other.......................................................          4,013
    Reports to shareholders.....................................          3,820
    Custody fees................................................          3,630
    Trustee fees................................................          2,168
                                                                    -----------
         Total expenses.........................................        121,261
         Less, advisory fee waiver and
            absorption (Note 3).................................        (43,521)
                                                                    -----------
         Net expenses...........................................         77,740
                                                                    -----------
             NET INVESTMENT LOSS ...............................        (43,529)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions..................        840,287
  Net change in unrealized appreciation on investments..........        430,823
                                                                    -----------
    Net realized and unrealized gain on investments.............      1,271,110
             NET INCREASE IN NET ASSETS RESULTING
               FROM OPERATIONS .................................    $ 1,227,581
                                                                    ===========

See accompanying Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 Six Months        May 1, 1999*
                                                    ended            through
                                              October 31, 2000#   April 30, 1999
--------------------------------------------------------------------------------
INCREASE / (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment loss ........................   $    (43,529)     $    (74,855)
  Net realized gain on security
    transactions .............................        840,287           775,108
  Net change in unrealized
    appreciation on investments ..............        430,823           591,738
                                                 ------------      ------------
      NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ............      1,227,581         1,291,991
                                                 ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on security
    transactions .............................             --          (462,020)
                                                 ------------      ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived
    from net change in outstanding
    shares (a) ...............................        373,825           927,329
                                                 ------------      ------------
  TOTAL INCREASE IN NET ASSETS ...............      1,601,406         1,757,300

NET ASSETS
Beginning of period ..........................     10,190,263         8,432,963
                                                 ------------      ------------
END OF PERIOD ................................   $ 11,791,669      $ 10,190,263
                                                 ============      ============

(a) A summary of shares transactions is as follows:

                           Six Months ended             May 1, 1999* through
                           October 31, 2000#               April 30, 1999
                       --------------------------    --------------------------
                         Shares          Value         Shares         Value
                       -----------    -----------    -----------    -----------
Shares sold ........        41,845    $   632,626         41,509    $   534,032
Shares issued in
  reorganization
  (Note 6) .........            --             --        606,336      7,570,605
Shares redeemed ....       (17,549)      (258,801)        (6,259)       (79,599)
                       -----------    -----------    -----------    -----------
Net increase .......        24,296    $   373,825        641,586    $ 8,025,038
                       ===========    ===========    ===========    ===========

* Commencement of operations.
# Unaudited.

See accompanying Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------------
                                           Six Months     May 1, 1999   April 1, 1999*
                                             ended          through        through
                                         Oct. 31, 2000#  Apr. 30, 2000  Apr. 30, 1999
--------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..................   $    14.37      $    13.14     $    12.49
                                           ----------      ----------     ----------
Income from investment operations:
     Net investment loss ...............        (0.06)          (0.11)            --
     Net realized and unrealized gain
      on investments ...................         1.77            1.99           0.65
                                           ----------      ----------     ----------
Total from investment operations .......         1.71            1.88           0.65
                                           ----------      ----------     ----------
Less distributions:
     Dividends from net realized gain ..           --           (0.65)            --
                                           ----------      ----------     ----------
Net asset value, end of period .........   $    16.08      $    14.37     $    13.14
                                           ==========      ==========     ==========

Total return ...........................        11.90%++        20.91%          5.20%++

Ratios/supplemental data:
Net assets, end of period (thousands) ..   $   11,792      $   10,190     $    8,433

Ratio of expenses to average net assets:
     Before expense reimbursement ......         2.19%+          2.51%          7.35%+
     After expense reimbursement .......         1.40%+          1.40%          1.34%+

Ratio of net investment income to
  average net assets:
     After expense reimbursement .......        (0.78%)+        (0.78%)        (0.23%)+

Portfolio turnover rate ................        47.37%         114.39%         18.02%

*  Commencement of operations.
+  Annualized.
++ Not Annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Segall Bryant & Hamill Mid Cap Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on April 1, 1999. The Fund's objective is to seek growth of capital by investing in medium-capitalization ("mid-cap") companies with income as a secondary objective.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C.   SECURITY   TRANSACTIONS,   DIVIDENDS   AND   DISTRIBUTIONS:   Security
          transactions are accounted for on the trade date.  Dividend income and

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

          distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended October 31, 2000, Segall Bryant & Hamill (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended October 31, 2000, the Fund incurred $41,584 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended October 31, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $43,521; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended October 31, 2000, the Fund paid the Distribution Coordinator in the amount of $13,861.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended October 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,003,544 and $5,004,312, respectively.

NOTE 6 - REORGANIZATION

     On April 1, 1999 the Fund issued shares in exchange for shares of the Segall Bryant & Hamill Growth and Income Fund in a reorganization. The following is a summary of shares issued, net assets on the date of reorganization, net asset value per share and unrealized appreciation on that date:

     Shares ................................................        606,335
     Net Assets ............................................    $ 7,570,605
     Net Asset Value Per Share .............................    $     12.49
     Final Distribution Per Share Paid April 14, 1999 ......           1.37
                                                                -----------
     Exchange Price Per Share ..............................    $     13.86
                                                                -----------
     Unrealized Appreciation ...............................        462,558

See accompanying Notes to Financial Statements.

                                    ADVISOR

                             Segall Bryant & Hamill
                        10 South Wacker Drive, Suite 2150
                             Chicago, Illinois 60606
                                  www.sbhic.com

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                        CUSTOMER SERVICE / TRANSFER AGENT

                             American Data Services
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                                  877-829-8413

                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104